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SCHEDULE 14A INFORMATION
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
OneLink, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

OneLink, Inc.

Notice of Annual Meeting of Shareholders
to be held May 23, 2001 at 3:30 p.m. (C.D.T.)

    Please take notice that the Annual Meeting of Shareholders of OneLink, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on Wednesday, May 23, 2001, at 3:30 p.m. (C.D.T.), or at any adjournment thereof, for the purpose of considering and taking appropriate action with respect to the following:

  1.
  to elect five directors to the Board of Directors of the Company;

  2.
  to ratify the selection of Virchow, Krause & Company, LLP (f.k.a. Lund Koehler Cox & Arkema, LLP) as independent public accountants of the Company for the fiscal year ending December 31, 2001; and

  3.
  to transact such other business as may properly come before the meeting or any adjournment thereof.

    Accompanying this Notice of Annual Meeting is a Proxy Statement, Proxy and the Company's 2000 Annual Report to Shareholders, which are being sent to you by order of the Board of Directors.

    Pursuant to due action of the Board of Directors, only shareholders of record shown on the books of the Company at the close of business on April 11, 2001 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

    You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

Sincerely,
/s/ RONALD E. EIBENSTEINER Ronald E. Eibensteiner Chairman

Dated: April 23, 2001
Eden Prairie, MN 55344

OneLink, Inc.
10340 Viking Drive, Suite 150
Eden Prairie, MN 55344

PROXY STATEMENT
for
Annual Meeting of Shareholders
to be held May 23, 2001 at 3:30 p.m. (C.D.T.)

    This Proxy Statement is being furnished to the shareholders of OneLink, Inc., a Minnesota corporation ("OneLink" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors") of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 23, 2001 at 3:30 p.m. (C.D.T.), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, MN 55343, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders of the Company was April 23, 2001.

    Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting, or by executing and delivering a new proxy to the Company's Secretary. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournment thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on April 11, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

    The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

VOTING SECURITIES
AND PRINCIPAL HOLDERS THEREOF

    The Company's common stock, $.01 par value (the "Common Stock") is the only outstanding class of voting securities of the Company. The Board of Directors of the Company has fixed April 11, 2001, as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. As of the Record Date, there were 9,861,254 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

    The following table sets forth certain information with respect to beneficial ownership of Common Stock as of the Record Date by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group, and (iv) each person or entity known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock. Unless otherwise indicated, the address of each beneficial owner is 10340 Viking Drive, Suite 150, Eden Prairie, Minnesota 55344.

Name and Address of Shareholder	Number of Shares Beneficially Owned (1)	Percent of Outstanding Shares (1)
Paul F. Lidsky(2)	437,200	4.3%
Ronald E. Eibensteiner(3) U S Bancorp Building 800 Nicollet Mall, Suite 2690 Minneapolis, MN 55402	1,358,000	13.2%
Vin Weber(4) 1775 I Street, N.W. Washington, D.C. 20006	75,294	*
Mark Ricca(5) 90 East Halsey Road Parsippany, NJ 07054	5,000	*
Thomas M. Kieffer(6) 4300 Market Pointe Dr., Ste 100 Bloomington, MN 55435	75,000	*
Kaye R. O'Leary(7)	45,000	*
All current executive officers and directors as a group (six persons)(8)	1,995,494	18.4%
Fargo Investments, LP(9) 11100 Santa Monica Blvd., Suite 1900 Los Angeles, CA 90025	917,000	9.3%
Perkins Capital Management, Inc.(10) 730 East Lake Street Wayzata, MN 55391-1769	2,508,500	25.4%
Wyncrest Capital(11) U S Bancorp Building 800 Nicollet Mall, Suite 2690 Minneapolis, MN 55402	830,000	8.4%
Wayne W. Mills(12) 5020 Blake Rd. S. Edina, MN 55436	585,000	5.9%

*
less than 1 percent

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes general voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Includes (i) 400,000 shares of Common Stock issuable pursuant to options exercisable within 60 days and (ii) 200 shares of Common Stock held indirectly by Mr. Lidsky.

(3)
Includes (i) 400,000 shares of Common Stock issuable pursuant to options exercisable within 60 days and (ii) 830,000 shares of Common Stock held by Wyncrest Capital, of which Mr. Eibensteiner is President.

(4)
Includes 73,000 shares of Common Stock issuable pursuant to options exercisable within 60 days.

(5)
Represents 5,000 shares of Common Stock issuable pursuant to options exercisable within 60 days.

(6)
Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days.

(7)
Includes 45,000 shares of Common Stock issuable pursuant to options exercisable within 60 days.

(8)
Includes 973,000 shares of Common Stock issuable pursuant to options exercisable within 60 days.

(9)
As disclosed in a Schedule 13G filed on March 17, 2000, Fargo Investments' holdings include 50,000 shares of Common Stock held by Bradford M. Freeman, its general partner.

(10)
As disclosed in a Schedule 13G filed on January 23, 2001, Perkins Capital Management, Inc. has sole power to vote or direct the vote for 1,356,000 shares and sole power to dispose of or direct the disposition of all shares listed in the table as beneficially owned by it.

(11)
The shares held by Wyncrest Capital are also included in the number of shares held by Mr. Eibensteiner, its President.

(12)
As disclosed in a Schedule 13G/A filed on February 14, 2001.

ELECTION OF FIVE DIRECTORS
TO THE BOARD OF DIRECTORS
(Proposal No. 1)

    Five directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company and each has consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

Name	Age	Position	Director Since
Ronald E. Eibensteiner	50	Chairman and Secretary	1996
Paul F. Lidsky	47	President, CEO and Director	1997
Vin Weber	48	Director	1994
Thomas M. Kieffer	43	Director	1997
Mark N. Ricca	63	Director	2001

    Ronald E. Eibensteiner joined the Company as Chairman of the Board of Directors in May 1996. He is President of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. He was a cofounder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum technology, inc., in January 1996. In 1983, Mr. Eibensteiner cofounded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. He holds a Bachelor of Science degree in Political Science from the University of Minnesota.

    Paul F. Lidsky joined the Company as President and CEO in September 1997 with 15 years of telecommunication experience. Prior to this, he served as the Executive Vice President of Strategy and Business Development for Norstan, Inc. In this position, he was responsible for the development of corporate strategies, market positioning and new business development. This included the identification of acquisition targets and leadership of Norstan's acquisition teams. His prior positions with Norstan included Executive Vice President—Norstan Integration Services, Vice President of Sales, and General Manager of the Ohio Branch. Mr. Lidsky was a Product Manager with Electronic Engineering Company when it was acquired by Norstan, Inc. in 1985. Mr. Lidsky is on the Board of Directors for Datalink Corporation.

    Vin Weber has been a director of the Company since 1994 and is Managing Partner at Clark and Weinstock, Inc.'s Washington office. Mr. Weber provides strategic advice to institutions interested in issues before, and governmental processes of, the legislative and executive branches of the federal government. Prior to joining Clark and Weinstock, Mr. Weber was President, and remains Co-director of Empower America, an organization advocating policies that emphasize individual responsibility and accountability in approaching economic, social welfare and educational problems. Mr. Weber is also Co-director of the Domestic Policy Project of the Aspen Institute. He is also a fellow at the Humphrey Institute at the University of Minnesota, where he is Co-director of the Policy Forum (formerly the Mondale Forum.) Prior to that, Mr. Weber served in the United States House of Representatives from 1981-1993, representing the Second Congressional District of Minnesota. He is also a director of Department 56, Inc., ITT Education Services, Inc., National Public Radio and American Institute of Certified Public Accountants.

    Thomas M. Kieffer has been a director of the Company since 1997. With more than 20 years experience in the technology industry, Mr. Kieffer is currently the Chief Executive Officer of Agiliti, Inc., which he founded in 1999 in order to participate in the emerging Application Service Provider (ASP) market for rentable, web-based applications and services. In 1986, Mr. Kieffer founded Connect Computer Company, an information technology consulting and services company, which was sold in 1996 to Norstan, a national technology services company. Mr. Kieffer's team also built one of the nation's largest single-site independent IT training firms, which was sold to Aris Corporation in 1997. Mr. Kieffer served as Chairman of the Minnesota Software Association, now known as the Minnesota High Tech Association, from 1995 to 1997. He continues to serve on its Board of Directors and has a particular interest in growing the number of technology companies that make their home in Minnesota. Mr. Kieffer also serves as an advisor and investor for many start-up and emerging companies, and serves on the boards of several companies. As an early participant in the systems integration industry, he has also served on numerous industry advisory boards for companies such as Microsoft, Intel, Lotus and Novell. Mr. Kieffer writes a monthly technology column for the Twin Cities Business Monthly that alerts Minnesotans to new technology trends. He is also the author of Get Connected, A Guide to Telecommunications, published by Prentice Hall/Ashton-Tate Publishing Group in 1983. Mr. Kieffer holds a Bachelor of Science degree in electrical engineering from Iowa State University.

    Mark N. Ricca was appointed to the Board of Directors in February 2001. Mr. Ricca is a Vice President at Phillips InfoTech, a consulting and market research firm focusing on the telecommunications and information technology industries. He has over 35 years of experience in the field of telecommunications and information technology. Mr. Ricca is a leader of the Custom Consulting practice at Phillips InfoTech. This practice provides a range of consulting services designed to improve business results of clients through the effective application of telecommunications/information technology services, and advanced management and marketing practices. Prior to joining Phillips InfoTech, he was the Managing Director of the Telecommunications Consulting practice for the Gartner Group. He also held the positions of Division Marketing Manager—Financial Services Industry at AT&T, and Division Manager—Market Planning at AT&T International. Mr. Ricca was also the

Senior Manager of the national Telecommunications Consulting practice for Coopers & Lybrand, and Corporate Telecommunications Manager for American Express. At American Express, his responsibilities included the planning, implementation and operational/economic performance of the global data and voice networks and communications systems serving over 290 offices. Mr. Ricca is a member of the Advisory Board for Mariner Networks, a manufacturer of integrated communications access devices. While at American Express, Mark was a member of the "Ad-Hoc Committee," an advisory group to the FCC. He earned a B.S. degree in Business Administration from Rutgers University. Mr. Ricca graduated from the AT&T Advanced Data Communications School, an intensive 3-month technical and management training program, held in Cooperstown, New York.

Proxies and Voting

    The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required for election to the Board of each of the five nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the Annual Meeting, and is in effect casting a negative vote; but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the election of directors, shall not be considered present and entitled to vote on the election of directors. Shares of the Company's Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the election of the foregoing nominees. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

EXECUTIVE AND DIRECTOR COMPENSATION

    The following table sets forth the total compensation paid by the Company during its last three fiscal years to the persons who served as President and Chief Executive Officer of the Company and each other executive officer of the Company whose total annual base salary plus bonus compensation for the most recent fiscal year exceeded $100,000 (all of whom are the "Named Executive Officers").

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards Securities Underlying Options (#)
Paul F. Lidsky President and CEO(1)	2000 1999 1998	187,500 175,000 150,000	37,500 87,500 75,000	6,539 7,678 5,400	100,000 200,000 0	(2)
Kaye R. O'Leary Vice President and CFO(3)	2000	104,381	29,000	0	300,000

(1)
Mr. Lidsky was appointed President and CEO on September 2, 1997. He signed a two-year employment agreement that includes a monthly base salary of $12,500, plus out-of-pocket expenses incurred in the performance of his duties, including an automobile allowance of $450 per month. Effective January 20, 1999, the Compensation Committee increased Mr. Lidsky's base compensation to $175,000 per year and effective January 2000, his base salary has been increased to $187,500. Following the resignation of Michael Ryan as chief financial officer ("CFO") of the Company in April 1999, Mr. Lidsky served as CFO until April 2000, when Kaye O'Leary was appointed to that position.

(2)
Such options were granted from the 1999 Non-Qualified Stock Option Plan.

(3)
Ms. O'Leary's employment with the Company began in April 2000.

Option Grants During 2000 Fiscal Year

    The following table sets forth the options that were granted to the Named Executive Officers during the Company's last fiscal year which ended December 31, 2000.

Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options/ Granted to Employees in Fiscal Year		Exercise or Base Price ($/Share)	Expiration Date
Paul F. Lidsky	100,000	(1)	14.9%		$2.88	4/18/2010
Kaye R. O'Leary	100,000 100,000 100,000	(2) (3) (4)	14.9 14.9 14.9	% % %	2.88 1.25 0.75	4/18/2010 10/02/2010 12/12/2010

(1)
The option becomes exerciseable in 4 equal installments when the closing stock price is at $6.00, $6.50, $7.00, and $7.50 or above for 20 consecutive days.

(2)
The option becomes exerciseable in annual installments of 20,000 shares, 10,000 shares, and 10,000 shares commencing one year after Ms. O'Leary's date of hire.The remaining shares become exerciseable in 3 equal installments when the closing stock price is at $6.00, $6.50, and $7.00 or above for 20 consecutive days.

(3)
The option becomes exerciseable in 4 equal annual installments commencing one year after Ms. O'Leary's date of hire.

(4)
The option becomes exerciseable in 4 equal annual installments commencing one year after the date of grant.

Option Exercises During Fiscal 2000
and Fiscal Year-End Option Values

    The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock by the Named Executive Officers during the year ended December 31, 2000, and the fiscal year-end value of unexercised stock options held by such Named Executive Officers.

Name	Number of Shares Acquired On Exercise	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (exercisable/unexercisable)	Value of Unexercised In-the-Money Options at Fiscal Year End ($) (exercisable/unexercisable)(1)
Paul F. Lidsky	None	0	400,000 / 500,000	$0 / 0
Kaye R. O'Leary	None	0	45,000 / 255,000	$0 / 0

(1)
The value of the options equals the difference between $0.50, the closing bid price of the Company's Common Stock on December 29, 2000, as reported by the OTC Bulletin Board, and the per-share option exercise price multiplied by the number of shares subject to such options.

EMPLOYMENT AGREEMENTS WITH DIRECTORS
AND NAMED EXECUTIVE OFFICERS

    The Company entered into an employment agreement with Mr. Lidsky in 1997, which was amended in December 2000. The agreement contains provisions for annual renewals. The agreement provides that, in the event (i) Mr. Lidsky dies, (ii) he becomes disabled, (iii) the Company terminates his employment without cause, or (iv) the Company materially breaches the agreement or at any time after 30 days following a change of control of the Company Mr. Lidsky terminates his employment, Mr. Lidsky would be entitled to his base salary, plus health, life and disability insurance until the earlier of (a) the date he obtains other full-time employment, or (b) twelve months from the date of termination of employment. In addition: (i) in the event of a change in control of the Company, the employment agreement's term will automatically extend for six months beyond the date of the change in control; (ii) the Company must require any purchaser of all or substantially all of the Company's business or assets to assume the obligations of Mr. Lidsky's employment agreement; and (iii) the personal representatives of Mr. Lidsky, or another last-designated beneficiary, may collect any amounts owed by the Company, or any successors or assigns thereof, to Mr. Lidsky after his death.

    In December 2000, the Company entered into a change-in-control agreement with Ms. O'Leary. This agreement has a one-year term with provisions for annual renewals. In the event of a change in control, the change-in-control agreement will automatically extend for six months beyond the date of such change in control. In the event that Ms. O'Leary is terminated without cause or herself terminates employment within 30 days of a change in control, the change-in-control agreement also requires the Company and any successors or assigns thereof to provide salary and insurance benefits until the earlier of (a) the date she obtains other full-time employment or (b) 12 months from the date of termination of employment. Finally, the Company must require any purchaser of all or substantially all of the Company's business or assets to assume the obligations of Ms. O'Leary's change-in-control agreement, and the personal representatives of Ms. O'Leary, or another last-designated beneficiary, may collect any amounts owed by the Company, or any successors or assigns thereof, to Ms. O'Leary after her death.

Director Compensation

    Directors do not presently receive any compensation from the Company for attending Board or Committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings.

    Currently, each nonemployee director receives an option to purchase 50,000 shares of the Company's Common Stock upon such director's initial election or appointment to the Board. No further options have been granted to a nonemployee director upon a director's subsequent reelection to the Board by the shareholders. The options vest in the following manner: 5,000 shares upon initial election or appointment to the Board; 15,000 shares upon first reelection to the Board by the shareholders; 15,000 shares upon second reelection to the Board by the shareholders; 15,000 shares upon third reelection to the Board by the shareholders. The exercise price of the options is equal to the fair market value of the Company's Common Stock on the date the nonemployee director is initially elected or appointed to the Company's Board. No nonemployee directors received option grants during fiscal year 2000.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal No. 2)

    In April 2001, the Company's Board of Directors, acting on the recommendation of management, approved the engagement of Virchow, Krause & Company, LLP (f.k.a. Lund Koehler Cox & Arkema, LLP) as the Company's independent auditors for the fiscal year ending December 31, 2001. Representatives of Virchow, Krause & Company, LLP are expected to be present at the Annual Meeting, and will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to questions from the Company's shareholders.

Proxies and Voting

    The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required to approve the ratification of appointment of Virchow, Krause & Company, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. A shareholder who abstains with respect to the ratification of appointment of Virchow, Krause & Company, LLP is considered to be present and entitled to vote at the Annual Meeting, and is in effect casting a negative vote; but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the ratification of appointment of Virchow, Krause & Company, LLP shall not be considered present and entitled to vote at the Annual

Meeting. Shares of the Company's Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposal and transactions contemplated thereby.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

OTHER MATTERS

Board of Director and Committee Meetings

    During fiscal 2000, the Board of Directors held six meetings and also undertook action pursuant to written actions. There were no meetings of the Company's Compensation Committee. Directors and Committee members may take action without formal meetings by written actions of the majority of such members. All of the Company's directors were present at each of the meetings of the Board, except there were two meetings that Mr. Weber was unable to attend.

    The Company's Compensation Committee, which consists of Messrs. Eibensteiner and Kieffer, provides recommendations concerning salaries and bonuses for officers of the Company and stock options for officers and employees of the Company. There are no other committees of the Company's Board of Directors. The Compensation Committee has no formal charter.

Independence of Public Accountants

    The Board of Directors has considered, and has determined, that the provision of the audit-related services and non-audit services described below is compatible with the principal accountant's independence.

  Audit Fees

    Audit fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2000 fiscal year for the audit of the Company's annual financial statements for the most recent year and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB totaled $15,395.

  Financial Information Systems Design and Implementation Fees

    The Company did not engage Virchow, Krause & Company, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

  All Other Fees

    Fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $21,986.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and greater-than-ten-percent beneficial owners were complied with.

SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting must be received by the Company at its offices by December 21, 2001, to be considered for inclusion in the Company's Proxy Statement and related Proxy for the 2002 Annual Meeting.

    Under Rule 14a-4 under the Securities Exchange Act of 1934, if a shareholder proponent fails to notify the Company of a shareholder proposal at least 45 days prior to the corresponding date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. Accordingly, the Company will exercise discretionary proxy voting authority with respect to any shareholder proposals received after March 10, 2002.

OTHER BUSINESS

    The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxy will vote the Proxies in accordance with their best judgment.

OTHER INFORMATION

    Enclosed with this Proxy Statement is a copy of the Company's 2000 Annual Report to Shareholders.

    The Company will furnish, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, to any shareholder upon written request. Such requests should be sent to OneLink, Inc., attention Paul F. Lidsky, President, 10340 Viking Drive, Suite 150, Eden Prairie, Minnesota 55344.

By order of the Board of Directors,
/s/ RONALD E. EIBENSTEINER Ronald E. Eibensteiner Chairman

Dated: April 23, 2001
Eden Prairie, Minnesota

ONELINK, INC.
Proxy for Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL F. LIDSKY and RONALD E. EIBENSTEINER, or either of them acting alone, with the power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of OneLink, Inc. registered in the name of the undersigned, at the Annual Meeting of Shareholders of OneLink, Inc. to be held on May 23, 2001, at 3:30 p.m., Local Time at Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

1.
ELECTION OF DIRECTORS

    / /  FOR all nominees listed below (except as marked to the contrary below)

    / /  WITHHOLD AUTHORITY to vote for all nominees listed below

  To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below:

Paul F. Lidsky	Vin Weber	Ronald E. Eibensteiner
Mark N. Ricca	Thomas M. Kieffer
2.
To ratify the selection of Virchow, Krause & Company, LLP (f.k.a. Lund Koehler Cox & Arkema, LLP) as independent public accountants of the Company for the fiscal year ending December 31, 2001 and

/ / FOR	/ / AGAINST	/ / ABSTAIN
3.
To transact such other business as may properly come before the meeting or any adjournment thereof.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of the nominees set forth in Item 1, FOR Item 2, and FOR Item 3. If shares are held by joint tenants, both should sign this proxy card. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. When signing as a corporation, please sign in the full corporate name by President or other authorized officer. When signing as a partnership, please sign in the partnership name by an authorized person.

Signature
Signature if held jointly
Dated , 2001 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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PROXY STATEMENT for Annual Meeting of Shareholders to be held May 23, 2001 at 3:30 p.m. (C.D.T.)
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS (Proposal No. 1)
EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
Option Grants During 2000 Fiscal Year
Option Exercises During Fiscal 2000 and Fiscal Year-End Option Values
EMPLOYMENT AGREEMENTS WITH DIRECTORS AND NAMED EXECUTIVE OFFICERS
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal No. 2)
OTHER MATTERS
SHAREHOLDER PROPOSALS
OTHER BUSINESS
OTHER INFORMATION